                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1998




LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
OFFERING INVESTORS THE OPPORTUNITY FOR A HIGH LEVEL
OF CURRENT INCOME AND PRESERVATION OF CAPITAL

KEMPER INCOME AND CAPITAL PRESERVATION FUND

                         "... with the 'flight to quality' this year, the fund's
                                    higher quality worked to its advantage. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
PORTFOLIO STATISTICS
10
PORTFOLIO OF
INVESTMENTS
13
REPORT OF
INDEPENDENT AUDITORS
14
FINANCIAL STATEMENTS
16
NOTES TO
FINANCIAL STATEMENTS
20
FINANCIAL
HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                     8.13%
CLASS B                                                     7.20%
CLASS C                                                     7.20%
LIPPER CORPORATE DEBT A RATED FUNDS CATEGORY AVERAGE*       7.72%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF      AS OF
                                   10/31/98   10/31/97
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS A          $8.67      $8.54
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS B          $8.64      $8.51
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS C          $8.66      $8.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER CORPORATE DEBT A RATED FUNDS CATEGORY*

                       CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------

1-YEAR                  #66 of      #96 of     #96 of
                      150 funds   150 funds  150 funds
--------------------------------------------------------------------------------
3-YEAR                  #55 of       N/A        N/A
                      120 funds
--------------------------------------------------------------------------------
5-YEAR                  #22 of       N/A        N/A
                      71 funds
--------------------------------------------------------------------------------
10-YEAR                 #20 of       N/A        N/A
                      39 funds
--------------------------------------------------------------------------------
15-YEAR                 #10 of       N/A        N/A
                      26 funds
--------------------------------------------------------------------------------
20-YEAR                 #12 of       N/A        N/A
                      20 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1998.

                           CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
ONE-YEAR INCOME:           $.5420    $.4661    $.4674
--------------------------------------------------------------------------------
OCTOBER DIVIDEND:          $.0440    $.0380    $.0380
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:         6.09%     5.28%     5.27%
--------------------------------------------------------------------------------
SEC YIELD+:                 4.45%     3.79%     3.79%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------

[MATURITY/QUALITY DIAGRAM]

Source: Data provided by Morningstar, Inc., Chicago, IL 312-696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three-years. Morningstar has placed Kemper Income And Capital Preservation Fund in the Intermediate-Term Bond Category. Please consult the prospectus for a description of investment policies.


DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

EASE Occurs when the Federal Reserve Board of Governors changes monetary policy by decreasing the federal funds rate.

FLIGHT-TO-QUALITY BUYING Describes investors who increase their allocation to U.S. Treasuries and other high quality securities from riskier securities in times of global economic uncertainty.

HIGH YIELD BONDS Issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated. The bonds present greater risk to principal and income than higher quality bonds.

RECESSION A downturn in economic activity, defined by many economists as at least two consecutive quarters of decline in a country's Gross Domestic Product
(GDP).

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[CESSINE PHOTO]

ROBERT CESSINE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN JANUARY 1993. HE IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER INCOME AND CAPITAL PRESERVATION FUND. CESSINE RECEIVED BOTH A B.S. AND AN M.S. DEGREE FROM THE UNIVERSITY OF WISCONSIN, MADISON, AND IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER INCOME AND CAPITAL PRESERVATION FUND CAME THROUGH ITS FISCAL YEAR ENDED OCTOBER 31, 1998 UNSCATHED IN A MARKET ENVIRONMENT THAT PLAYED FAVORITES ONLY TO TREASURY SECURITIES. LEAD PORTFOLIO MANAGER ROBERT CESSINE DISCUSSES HOW HE WAS ABLE TO NAVIGATE THE FUND THROUGH THE CHOPPY WATERS AND PROSPER IN THIS ECONOMIC ENVIRONMENT.

Q     KEMPER INCOME AND CAPITAL PRESERVATION FUND'S GAIN OF 8.13 PERCENT (CLASS
A SHARES, UNADJUSTED FOR ANY SALES CHARGE) BEAT THE 7.72 PERCENT GAIN OF THE LIPPER ANALYTICAL SERVICES CORPORATE DEBT A RATED FUNDS CATEGORY AVERAGE FOR THE ONE-YEAR PERIOD NOVEMBER 1, 1997 THROUGH OCTOBER 31, 1998. HOW WOULD YOU DESCRIBE THE FUND'S PERFORMANCE?

A     The fund performed well in a difficult market environment. The fund is compared with a very broad group of funds. Some are very long duration funds, some more intermediate like Kemper Income And Capital Preservation Fund. Some have proportions in high yields that are greater than ours or none at all. Kemper Income And Capital Preservation Fund has a higher exposure to corporate bonds than a lot of its peers, and the corporate bond sector was one of the hardest hit during the year.

Q     WHY, IF CORPORATES WERE SUCH AN UNDERPERFORMER AND KEMPER INCOME AND
CAPITAL PRESERVATION FUND HAS SUCH A HIGH ALLOCATION OF THEM IN ITS PORTFOLIO COMPARED TO ITS PEERS, DID THE FUND PERFORM BETTER THAN ITS PEER GROUP?

A     We strive to maintain a higher-quality portfolio than some of our peers, which does not necessarily help the fund's ranking against its peers every year. But with the 'flight to quality' this year, the fund's higher quality worked to its advantage.

Q     YOU TALKED ABOUT A FLIGHT TO QUALITY SIX MONTHS AGO. DID THAT CONTINUE
THROUGH THE YEAR, AND HOW ELSE WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT OF THE FUND'S FISCAL YEAR?

A     As you remember, flight-to-quality buying is a term describing investors who increase their allocation to U.S. Treasuries and other high quality securities from riskier asset classes in times of global economic uncertainty. Problems first became apparent in July 1997, well before the start of the fund's fiscal year, when Thailand devalued its currency. Then on 'Gray Monday,' October 27, 1997, severe declines were registered in world markets as a result of economic crisis in Southeast Asia. The uncertainty in the markets drove many investors to U.S. Treasuries, hence, the flight to quality. This flight to quality continued into and throughout most of the fund's fiscal year.

      The result of the flight to quality was a Treasury rally that pushed the benchmark 30-year Treasury yield to new lows through September 1998, which meant their prices were at new highs since a bond's yield and price are inversely related.

      For a period during the first part of 1998, confidence returned to the markets and investors returned to buying equities and emerging market investments. However, as it became clear Asia's financial crisis was having adjunct affects on the U.S. economy, most notably a slow down of the domestic economy,

PERFORMANCE UPDATE

uncertainty returned to the markets in August when the world refocused on economic and financial problems in Russia and Latin America. The tottering of the equity and bond markets moved the Federal Reserve Board to do something twice within one month that it had not done since January 1996 -- cut interest rates, by 0.25 percent on September 29 and by the same amount on October 16. The second cut finally had the effect the Fed was looking for -- appeasing markets and showing America's commitment to supporting economies worldwide. Global financial markets rebounded with the second cut, and liquidity returned to the markets. The rate cuts were critical elements in orchestrating a soft landing for the economy.

Q     DURING THIS PERIOD, HOW DID THE CORPORATE BOND MARKET PERFORM?

A     For most of the fund's fiscal year, on a duration-adjusted basis to equalize interest rate sensitivity, the corporate market generally underperformed Treasuries and mortgages. In fact, in August 1998, we saw the worst corporate market performance for the decade. Spreads widened between high-grade corporates and Treasuries, which basically means that corporate bonds lost value relative to Treasury bonds. Adding to its troubles, about one-quarter of the corporate market is foreign-issued.

Q     WHAT SORTS OF PORTFOLIO ADJUSTMENTS DID YOU MAKE DURING THE YEAR?

A     We increased the fund's allocation to Treasuries expecting continued
strong performance and reduced its allocation to corporate bonds. There were several points during the year when what happened overseas dramatically affected the corporate market. All through the spring, we lightened up on corporates, and that worked in our favor during a very difficult August and October in the corporate market.

      We also lengthened the fund's duration for most of the year to take advantage of the flight to quality in the market and the deflationary tone set by events overseas. Remember, longer durations have more interest rate risk than shorter durations, and prices for bonds vary inversely with interest rates. When interest rates go down, their prices go up. By increasing the portfolio's duration, we increased its sensitivity to a drop in interest rates. But because we expected interest rates would decline (and their prices increase), we felt we could improve the fund's total return possibilities. Indeed, throughout most of the fund's fiscal year, we saw interest rates decline.

Q     DURING THE FIRST HALF OF THE FUND'S FISCAL YEAR, YOU MADE A POINT OF
INCREASING THE PORTFOLIO'S ALLOCATION TO MORTGAGES TO ENHANCE THE FUND'S INCOME LEVEL. DID YOUR STRATEGY WORK?

A     We had planned to increase the fund's allocation to mortgages even more when we could find mortgages at favorable prices. However, we weren't able to do that. The mortgage market basically responded to the tremendous tightening in the Treasury market the same way corporates did. We'll want to increase mortgages when we enter a stable or rising interest rate environment.

Q     WHAT TYPES OF COMPANIES ARE YOU INTERESTED IN?

A     For the last quarter of the year, we avoided cyclical companies and companies whose earnings depend on shipments overseas. We replaced them with stable revenue-generating firms like telephone and electric companies.

      Looking ahead, it all depends upon the strength of the economy. Stable utility-type investments and stable industries in the service sectors, cable and media companies for example, tend to perform well in a recessionary, or at least weakening, economic environment.

Q     YOU MENTIONED 'RECESSION.' DO YOU SEE THE ECONOMY HEADED IN THAT
DIRECTION?

A     The generally accepted definition of a recession is two consecutive quarters with negative growth. So, by that definition, I don't believe we're headed for a recession. But, we're not sure with the environment we're in, whether we'll have 1 or 2 percent growth or stronger growth. We don't know how weak the economy will get.

Q     DO YOU LOOK FOR ANYTHING DIFFERENT IN YOUR FOREIGN BONDS THAN YOU DO IN
YOUR DOMESTIC ONES, AND DID THE YEAR'S ROCKY CONDITIONS OVERSEAS AFFECT THE FUND'S ALLOCATION TO FOREIGN BONDS?

A     We try to maintain a 5 or 6 percent allocation to foreign bonds. These are not foreign currency bonds, they're all dollar-denominated bonds. So we look for the same things we do as in a domestic bond. What we tend to end up with are good quality investment-grade companies located outside the U.S.

PERFORMANCE UPDATE


Q     WHAT IS YOUR OUTLOOK FOR KEMPER INCOME AND CAPITAL PRESERVATION FUND AND
THE CORPORATE BOND MARKET?

A     Like I mentioned, the economy seems to be slowing a bit. The flight to quality has dissipated, but the Fed's easings will likely keep the domestic economy out of a recession. The money that poured into Treasury bonds during the year will likely be redeployed into corporate or mortgage bonds, which will improve those markets. We would like to pursue a strategy of increasing mortgages in Kemper Income And Capital Preservation Fund when we've entered a stable or rising interest rate environment. The main sign we're looking for in the corporate market is whether corporate profits improve. The economic outlook for the end of 1998 is looking more robust, so our outlook for corporate earnings is slightly more positive. If that holds true, we'll look for a natural entry point into the corporate market.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                          LIFE OF
                                              1-YEAR   5-YEAR   10-YEAR    CLASS
--------------------------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS A SHARES                           3.29%    5.57%    8.03%     9.21%    (since 4/15/74)
--------------------------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS B SHARES                           4.20      N/A      N/A      7.23     (since 5/31/94)
--------------------------------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL PRESERVATION
FUND CLASS C SHARES                           7.20      N/A      N/A      7.67     (since 5/31/94)
--------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
CLASS A SHARES FROM 1/1/76 TO 10/31/98
--------------------------------------------------------------------------------

                                                                  1/1/76         12/31/83      12/31/90      10/31/98
Kemper Income And Capital Preservation Fund Class A(1)              9548           17790        36707          72199
                                                                    9895           17916        38371
                                                                    9960           17782        38889
                                                                   10408           18898        41083
                                                                   10868           19980        43281
                                                                   10870           20628        42818
                                                                   11145           22498        44408
                                                                   11280           22922        46346
                                                                   11323           24346        46681
                                                                   11411           25952        48931
                                                                   11422           26733        50492
                                                                   11693           27239        52248
                                                                   11693           27893        52147
                                                                   11952           28555        50478
                                                                   12389           28292        49955
                                                                   12300           27649        50163
                                                                   11952           28757        50385
                                                                   10861           29944        52804
                                                                   12534           30505        56719
                                                                   11394           31440        58033
                                                                   11600           31755        61144
                                                                   11426           32273        59193
                                                                   11480           33876        59219
                                                                   10644           33851        60390
                                                                   11953           34472        62376
                                                                   12214           34113        61940
                                                                   12588           35412        64155
                                                                   14572           35163        66249
                                                                   15969                        67756
                                                                   16802                        68701
                                                                   17132                        70257
                                                                   17386                        73077
Lehman Brothers Aggregate Bond Index+                              10000           10000        10000          10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000           10000        10000
                                                                   10000                        10000
                                                                   10000                        10000
                                                                   10000                        10000
                                                                   10000                        10000
Consumer Price Index++                                             10000           18252        24108          29477
                                                                   10072           18486        24324
                                                                   10234           18685        24504
                                                                   10378           18919        24721
                                                                   10486           18973        24847
                                                                   10721           19171        25099
                                                                   10937           19387        25261
                                                                   11063           19513        25459
                                                                   11189           19694        25568
                                                                   11423           19604        25874
                                                                   11748           19730        26018
                                                                   11982           19856        26144
                                                                   12198           19910        26270
                                                                   12577           20198        26522
                                                                   13027           20450        26667
                                                                   13441           20721        26919
                                                                   13820           20793        26973
                                                                   14432           20991        27279
                                                                   14901           21261        27477
                                                                   15135           21586        27604
                                                                   15550           21712        27658
                                                                   15946           22036        28054
                                                                   16324           22360        28234
                                                                   16793           22523        28432
                                                                   16937           22721        28577
                                                                   17027           23189        28829
                                                                   17477           23405        28883
                                                                   17640           23910        29045
                                                                   17586                        29063
                                                                   17640                        29225
                                                                   17928                        29369
                                                                   18144                        29477

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
CLASS B SHARES FROM 5/31/94 TO 10/31/98
--------------------------------------------------------------------------------

                                                                  5/31/94       12/31/96      12/31/97     10/31/98
KEMPER INCOME AND CAPITAL PRESERVATION FUND CLASS B(1)            10000.00      12144.90      13072.80     13631.90
                                                                   9968.22      12031.80      13225.50
                                                                   9974.25      12434.00      13495.50
                                                                  10009.40      12810.80      14009.30
                                                                  10453.50
                                                                  11204.30
                                                                  11426.10
                                                                  12013.80
                                                                  11615.70
                                                                  11580.60
                                                                  11797.20
LEHMAN BROTHERS AGGREGATE BOND INDEX+                             10000.00      12370.00      13567.00     14616.00
                                                                   9978.00      12302.00      13776.00
                                                                  10039.00      12755.00      14098.00
                                                                  10077.00      13179.00      14694.00
                                                                  10585.00
                                                                  11230.00
                                                                  11451.00
                                                                  11939.00
                                                                  11726.00
                                                                  11793.00
                                                                  12010.00
CONSUMER PRICE INDEX++                                            10000.00      10753.00      10936.00     11092.00
                                                                  10034.00      10847.00      10997.00
                                                                  10129.00      10868.00      11051.00
                                                                  10149.00      10929.00      11092.00
                                                                  10264.00
                                                                  10339.00
                                                                  10386.00
                                                                  10407.00
                                                                  10556.00
                                                                  10624.00
                                                                  10698.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
CLASS C SHARES FROM 5/31/94 TO 10/31/98
--------------------------------------------------------------------------------

                                                                  5/31/94       12/31/96      12/31/97     10/31/98
KEMPER INCOME AND CAPITAL PRESERVATION FUND CLASS C(1)            10000.00      12174.00      13120.00     13865.00
                                                                   9981.00      12061.00      13258.00
                                                                   9987.00      12464.00      13529.00
                                                                  10009.00      12841.00      14043.00
                                                                  10467.00
                                                                  11204.00
                                                                  11453.00
                                                                  12041.00
                                                                  11643.00
                                                                  11609.00
                                                                  11826.00
LEHMAN BROTHERS AGGREGATE BOND INDEX+                             10000.00      12370.00      13567.00     14616.00
                                                                   9978.00      12302.00      13776.00
                                                                  10039.00      12755.00      14098.00
                                                                  10077.00      13179.00      14694.00
                                                                  10585.00
                                                                  11230.00
                                                                  11451.00
                                                                  11939.00
                                                                  11726.00
                                                                  11793.00
                                                                  12010.00
CONSUMER PRICE INDEX++                                            10000.00      10753.00      10936.00     11092.00
                                                                  10034.00      10847.00      10997.00
                                                                  10129.00      10868.00      11051.00
                                                                  10149.00      10929.00      11092.00
                                                                  10264.00
                                                                  10339.00
                                                                  10386.00
                                                                  10407.00
                                                                  10556.00
                                                                  10624.00
                                                                  10698.00

Past performance is not a guarantee of future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of dividends and, where indicated, adjustment for the maximum sales charge. The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. share classes invest in the same underlying portfolio. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. for additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. When reviewing the performance chart, please note that the inception date for the Lehman Brothers Aggregate Bond index is January 1, 1976. As a result, we are unable to illustrate the life of class performance for Kemper Income And Capital Preservation Fund Class A shares. In comparing the Kemper Income And Capital Preservation Fund Class A shares performance to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage backed securities. Source is Lehman Brothers, Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source Is Towersdata.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                                ON 10/31/98   ON 10/31/97
--------------------------------------------------------------------------------
CORPORATE BONDS                                     44%           61
--------------------------------------------------------------------------------
TREASURY BONDS AND NOTES                            35            24
--------------------------------------------------------------------------------
MORTGAGES                                            9            --
--------------------------------------------------------------------------------
FOREIGN BONDS                                        6             8
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                 6             5
--------------------------------------------------------------------------------
TREASURIES 1-3                                      --             2
--------------------------------------------------------------------------------
                                                   100%          100%

                                               [PIE CHART]   [PIE CHART]
                                               ON 10/31/98   ON 10/31/97
YEARS TO MATURITY

--------------------------------------------------------------------------------
                                               ON 10/31/98   ON 10/31/97
--------------------------------------------------------------------------------
1-10 YEARS                                          62%           59%
--------------------------------------------------------------------------------
11-20 YEARS                                         13            15
--------------------------------------------------------------------------------
21+ YEARS                                           19            21
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                 6             5
--------------------------------------------------------------------------------
                                                   100%          100%

                                               [PIE CHART]   [PIE CHART]
                                               ON 10/31/98   ON 10/31/97
AVERAGE MATURITY

--------------------------------------------------------------------------------
                                               ON 10/31/98    ON 10/31/97
--------------------------------------------------------------------------------
AVERAGE MATURITY                                8.8 years      8.2 years
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INCOME AND CAPITAL PRESERVATION FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
        GOVERNMENT OBLIGATIONS--45.2%                                                    PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT AND                      U.S. Treasury Bonds
    AGENCY OBLIGATIONS--43.2%                  10.75%, 2003                                  $60,000        $ 75,375
                                               6.375%, 2027                                   27,650          31,862
                                               6.125%, 2027                                   14,770          16,621
                                             U.S. Treasury Notes
                                               5.25%, 2003                                     7,750           8,087
                                               7.875%, 2004                                   29,900          35,156
                                               7.50%, 2005                                    18,305          21,274
                                               5.625%, 2008                                   48,085          51,834
                                             Federal National Mortgage Association
                                             Agency Notes
                                               5.75%, 2008                                     7,750           8,060
                                               6.00%, 2008                                    15,250          16,182
                                             Federal National Mortgage Association
                                             Pass Through Certificates
                                               6.50%, 2013 and 2027                            7,576           7,654
                                               7.00%, 2012 and 2027                           13,867          14,167
                                               7.50%, 2027                                        87              89
                                             Government National Mortgage Association
                                             Pass Through Certificates
                                               7.00%, 2027                                     4,697           4,808
                                               7.50%, 2028                                     3,616           3,723
                                             Tennessee Valley Authority, 6.25%, 2017           4,900           5,170
                                             ---------------------------------------------------------------------------
                                                                                                             300,062
------------------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT                       Province of Nova Scotia, 8.75%, 2022              4,000           5,086
    OBLIGATIONS--2.0%                        Province of Quebec, 8.625%, 2005                  7,500           8,590
    (PRINCIPAL AMOUNT IN U.S. DOLLARS)       ---------------------------------------------------------------------------
                                                                                                              13,676
                                             ---------------------------------------------------------------------------
                                             TOTAL GOVERNMENT OBLIGATIONS
                                             (Cost: $306,312)                                                313,738
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS--47.8%
------------------------------------------------------------------------------------------------------------------------
    AEROSPACE AND                            Raytheon Co., 6.75%, 2007                         6,100           6,395
    DEFENSE--.9%
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    BANKS--13.4%                             ABN-AMRO Bank, 8.25%, 2009                        7,000           7,550
                                             Abbey National, PLC, 6.69%, 2005                  2,000           2,066
                                             BCH Cayman Islands, Ltd.
                                               7.50%, 2005                                     4,700           4,877
                                               7.70%, 2006                                     2,480           2,612
                                             Capital One Bank, 8.125%, 2000                    7,500           7,651
                                             Crestar Financial Corp., 8.75%, 2004              5,000           5,599
                                             Den Danske Bank, 6.375%, 2008                     8,250           8,160
                                             First Fidelity Bancorporation, 9.625%,
                                               1999                                            5,000           5,151
                                             Firstar Bank Corp., 6.25%, 2002                   4,700           4,818
                                             Kansallis Osake Bank, 10.00%, 2002                5,000           5,605
                                             Kansallis Osake Pankki, 8.65%, 2049               5,000           5,105
                                             NationsBank Corp., 9.50%, 2004                    5,000           5,831
                                             Northern Trust Corp., 6.25%, 2008                 5,500           5,680
                                             Riggs National Corp., 8.50%, 2006                 7,000           7,143

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT                          VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Scotland International, 8.80%, 2004             $ 2,850        $  3,239
                                             Svenska Handelsbanken, 7.125%, 2049               3,950           3,717
                                             Wells Fargo & Co.
                                               8.75%, 2002                                     5,000           5,494
                                               6.875%, 2006                                    2,350           2,483
                                             ---------------------------------------------------------------------------
                                                                                                              92,781
------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS, MEDIA AND                Comcast Cablevision, 8.50%, 2027                  2,400           2,942
    ELECTRONICS--10.3%
                                             GTE North, Inc., 6.90%, 2008                      5,200           5,704
                                             News American Holdings, Inc.
                                               9.25%, 2013                                     4,100           4,820
                                               8.15%, 2036                                     5,700           5,920
                                             Tele-Communications, Inc., 9.80%, 2012           12,500          16,221
                                             Time Warner Entertainment Co., L.P.
                                               9.125%, 2013                                    7,150           8,796
                                               9.15%, 2023                                     7,500           9,388
                                             WorldCom, Inc.
                                               6.40%, 2005                                     1,000           1,043
                                               7.75%, 2007                                     4,450           4,977
                                               7.75%, 2027                                     3,950           4,430
                                               6.95%, 2028                                     6,900           7,030
                                             ---------------------------------------------------------------------------
                                                                                                              71,271
------------------------------------------------------------------------------------------------------------------------
    CONSUMER PRODUCTS,                       Dayton Hudson Corp., 7.25%, 2004                  5,000           5,354
    SERVICES AND RETAIL--6.2%
                                             Federated Department Stores, 6.125%, 2001         5,000           5,076
                                             May Department Stores Co., 6.875%, 2005           4,950           5,291
                                             Phillip Morris Cos., 7.20%, 2007                  7,300           7,741
                                             Royal Caribbean Cruises, Ltd., 8.25%, 2005        7,480           8,056
                                             Sears Roebuck Acceptance Corp., 7.00%,
                                               2007                                            5,850           6,219
                                             Sony Corp., 6.125%, 2003                          5,100           5,215
                                             ---------------------------------------------------------------------------
                                                                                                              42,952
------------------------------------------------------------------------------------------------------------------------
    ENERGY AND CHEMICALS--1.7%               Repsol International Finance, 7.00%, 2005         5,000           5,353
                                             USX Corp., 6.85%, 2008                            6,100           6,078
                                             ---------------------------------------------------------------------------
                                                                                                              11,431
------------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES--3.0%                 African Development Bank, 9.30%, 2000             4,000           4,267
                                             Associates Corp., N.A., 8.25%, 1999               5,000           5,175
                                             FINOVA Capital Corp., 9.125%, 2002                5,000           5,425
                                             General Electric Capital Corp.
                                               8.75%, 2007                                     2,100           2,523
                                               8.625%, 2008                                    3,050           3,686
                                             ---------------------------------------------------------------------------
                                                                                                              21,076

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT                          VALUE
------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--6.2%                     Continental Airlines, Inc.
                                               7.75%, 2014                                   $ 3,891        $  4,189
                                               6.90%, 2018                                     3,950           4,053
                                             Delta Airlines
                                               9.32%, 2009                                     3,949           4,481
                                               9.75%, 2021                                     7,200           8,317
                                             Ford Motor Credit, 7.75%, 2005                    5,000           5,547
                                             General Motors Acceptance Corp., 8.875%,
                                               2010                                            5,000           6,221
                                             Lockheed Martin, 7.25%, 2006                      4,850           5,253
                                             Penske Truck Leasing, 8.25%, 1999                 5,000           5,168
                                             ---------------------------------------------------------------------------
                                                                                                              43,229
------------------------------------------------------------------------------------------------------------------------
    UTILITIES--6.1%                          Bell South Telecommunications, 6.375%,
                                               2028                                            5,500           5,603
                                             Centerior Energy, 7.67%, 2004                     5,900           6,162
                                             Chesapeake and Potomac Telephone Company
                                               of Virginia, 8.375%, 2029                       5,000           6,328
                                             Commonwealth Edison
                                               7.375%, 2004                                    3,225           3,423
                                               7.00%, 2005                                     1,100           1,161
                                             El Paso Electric Co., 8.90%, 2006                 7,150           7,910
                                             Northwest Pipeline Corp., 6.625%, 2007            4,900           5,002
                                             U.S. West Capital Funding Inc., 6.875%,
                                               2028                                            6,500           6,774
                                             ---------------------------------------------------------------------------
                                                                                                              42,363
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS
                                             (Cost: $325,353)                                                331,498
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yield--5.01% to 6.20%
    INSTRUMENTS--4.9%                        Due--November 1998
                                             (Cost: $34,268)                                  34,300          34,268
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--97.9%
                                             (Cost: $665,933)                                                679,504
                                             ---------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--2.1%                    14,553
                                             ---------------------------------------------------------------------------
                                             NET ASSETS--100%                                               $694,057
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $665,933,000 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $18,455,000, the gross unrealized depreciation was $4,884,000 and the net unrealized appreciation on investments was $13,571,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INCOME AND CAPITAL PRESERVATION FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Income And Capital Preservation Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Income And Capital Preservation Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 14, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $665,933)                                                $679,504
------------------------------------------------------------------------
Cash                                                                 506
------------------------------------------------------------------------
Receivable for:
  Interest                                                        14,478
------------------------------------------------------------------------
  Fund shares sold                                                 2,156
------------------------------------------------------------------------
  Investments sold                                                   474
------------------------------------------------------------------------
    TOTAL ASSETS                                                 697,118
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Dividends                                                        1,527
------------------------------------------------------------------------
  Fund shares redeemed                                               503
------------------------------------------------------------------------
  Investments purchased                                              193
------------------------------------------------------------------------
  Management fee                                                     307
------------------------------------------------------------------------
  Administrative services fee                                        130
------------------------------------------------------------------------
  Distribution services fee                                           76
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             257
------------------------------------------------------------------------
  Trustees' fees                                                      68
------------------------------------------------------------------------
    Total liabilities                                              3,061
------------------------------------------------------------------------
NET ASSETS                                                      $694,057
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $688,497
------------------------------------------------------------------------
Accumulated net realized loss on investments                      (8,011)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        13,571
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $694,057
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($563,571 / 64,987 shares outstanding)                           $8.67
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of
  net asset value or 4.50% of offering price)                      $9.08
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($106,171 / 12,287 shares outstanding)                           $8.64
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($16,759 / 1,935 shares outstanding)                             $8.66
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($7,556 / 872 shares outstanding)                                $8.67
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $46,924
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  3,472
-----------------------------------------------------------------------
  Administrative services fee                                     1,406
-----------------------------------------------------------------------
  Distribution services fee                                         798
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,544
-----------------------------------------------------------------------
  Reports to shareholders                                           169
-----------------------------------------------------------------------
  Professional fees                                                  43
-----------------------------------------------------------------------
  Trustees' fees and other                                           41
-----------------------------------------------------------------------
    Total expenses                                                7,473
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            39,451
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                      15,282
-----------------------------------------------------------------------
  Net realized loss from futures transactions                    (7,080)
-----------------------------------------------------------------------
    Net realized gain                                             8,202
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            3,357
-----------------------------------------------------------------------
Net gain on investments                                          11,559
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $51,010
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 YEAR ENDED OCTOBER 31,
                                                                  1998            1997
----------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
  Net investment income                                         $ 39,451          39,304
----------------------------------------------------------------------------------------
  Net realized gain                                                8,202           1,934
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            3,357           3,456
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              51,010          44,694
----------------------------------------------------------------------------------------
Net equalization credits                                              --             371
----------------------------------------------------------------------------------------
Distribution from net investment income                          (40,288)        (39,211)
----------------------------------------------------------------------------------------
Net increase from capital share transactions                      69,865          34,618
----------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      80,587          40,472
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------

Beginning of year                                                613,470         572,998
----------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income
of $11,019 for the year ended October 31, 1997)                 $694,057         613,470
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Income and Capital Preservation Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $7,984,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized, or it will expire during the period 2002 through 2003.

NOTES TO FINANCIAL STATEMENTS

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to November 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of November 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in capital previously reported through October 31, 1997 by $11,769,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $3,472,000 for the year ended October 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:


                                                                    COMMISSIONS     COMMISSIONS ALLOWED
                                                                  RETAINED BY KDI     BY KDI TO FIRMS
                                                                  ---------------   -------------------
                             Year ended October 31, 1998              $70,000             578,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI

NOTES TO FINANCIAL STATEMENTS

                             receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC        DISTRIBUTION FEES PAID
                                                                   RECEIVED BY KDI       BY KDI TO FIRMS
                                                                  -----------------   ----------------------
                             Year ended October 31, 1998              $999,000              1,115,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY        ASF PAID BY
                                                                      THE FUND TO KDI     KDI TO FIRMS
                                                                      ----------------   ---------------
                             Year ended October 31, 1998                 $1,406,000         1,434,000

                             SHAREHOLDER SERVICES AGREEMENTS. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $1,051,000 for the year ended October 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended October 31, 1998, the fund made no direct payments to its officers and incurred trustees' fees of $27,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1998, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                             Purchases                                  $819,754

                             Proceeds from sales                         776,533

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                     YEAR ENDED OCTOBER 31,
                                                           1998                                1997
                                                    ---------------------             -----------------------
                                                    SHARES         AMOUNT             SHARES         AMOUNT
                             --------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                18,576       $ 156,805            22,073       $ 182,796
                             --------------------------------------------------------------------------------
                              Class B                 7,612          65,658             3,288          27,633
                             --------------------------------------------------------------------------------
                              Class C                 1,290          11,135               655           5,545
                             --------------------------------------------------------------------------------
                              Class I                   779           6,803               133           1,118
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                 2,368          21,766             2,715          20,630
                             --------------------------------------------------------------------------------
                              Class B                   457           3,685               420           3,525
                             --------------------------------------------------------------------------------
                              Class C                    55             489                41             349
                             --------------------------------------------------------------------------------
                              Class I                    50             395                55             465
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (17,035)       (145,297)          (22,089)       (180,977)
                             --------------------------------------------------------------------------------
                              Class B                (4,763)        (41,165)           (2,604)        (21,912)
                             --------------------------------------------------------------------------------
                              Class C                  (475)         (4,141)             (295)         (2,495)
                             --------------------------------------------------------------------------------
                              Class I                  (723)         (6,268)             (243)         (2,059)
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                   806           6,945               377           3,183
                             --------------------------------------------------------------------------------
                              Class B                  (809)         (6,945)             (378)         (3,183)
                             --------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS          $  69,865                         $  34,618
                             --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the fund and its broker as the market value of the futures contract fluctuates. At October 31, 1998, the market value of assets pledged by the fund to cover margin requirements for open futures positions was $1,407,000. The fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at October 31, 1998 (in thousands):


                                                                FACE         EXPIRATION
                             TYPE                              AMOUNT          MONTH           LOSS
                             ------------------------------------------------------------------------
                              U.S. Treasury Bond                $38,047      December '98      $ (624)
                             ------------------------------------------------------------------------
                             U.S. Treasury Note                  21,044       December '98       (624)
                             ------------------------------------------------------------------------
                               TOTAL                                                          $(1,248)
                             ------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------
                                                           CLASS A
                                           ---------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                           1998    1997   1996   1995    1994
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------
Net asset value, beginning of year         $8.54   8.46   8.62    7.91    8.97
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .53    .57    .58     .61     .61
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .14    .08   (.15)    .72   (1.03)
----------------------------------------------------------------------------------
Total from investment operations             .67    .65    .43    1.33    (.42)
----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income    .54    .57    .59     .62     .59
----------------------------------------------------------------------------------
  Distribution from net realized gain         --     --     --      --     .05
----------------------------------------------------------------------------------
Total dividends                              .54    .57    .59     .62     .64
----------------------------------------------------------------------------------
Net asset value, end of year               $8.67   8.54   8.46    8.62    7.91
----------------------------------------------------------------------------------
TOTAL RETURN                                8.13%  8.00   5.17   17.47   (4.86)
----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------
Expenses                                    1.01%   .97    .96     .90     .94
----------------------------------------------------------------------------------
Net investment income                       6.17%  6.75   6.90    7.31    7.34
----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------------
                                                              CLASS B
                                           ---------------------------------------------
                                             YEAR ENDED OCTOBER 31,       MAY 31 TO
                                           ---------------------------   OCTOBER 31,
                                           1998    1997   1996   1995       1994
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period       $8.51   8.43   8.59    7.90       8.16
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .46    .49    .50     .51        .23
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .14    .08   (.15)    .72       (.26)
----------------------------------------------------------------------------------------
Total from investment operations             .60    .57    .35    1.23       (.03)
----------------------------------------------------------------------------------------
Less distribution from net investment
  income                                     .47    .49    .51     .54        .23
----------------------------------------------------------------------------------------
Net asset value, end of period             $8.64   8.51   8.43    8.59       7.90
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               7.20%  6.99   4.20   16.12       (.45)
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses                                    1.88%  1.90   1.93    1.81       1.92
----------------------------------------------------------------------------------------
Net investment income                       5.30%  5.82   5.93    6.40       6.72
----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    -----------------------------------------
                                                                     CLASS C
                                                    -----------------------------------------
                                                      YEAR ENDED OCTOBER 31,       MAY 31 TO
                                                    ---------------------------   OCTOBER 31,
                                                    1998    1997   1996   1995       1994
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.53   8.45   8.61    7.90      8.16
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .46   .49    .50      .53       .23
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .14   .08    (.15)    .72      (.26)
---------------------------------------------------------------------------------------------
Total from investment operations                      .60   .57    .35     1.25      (.03)
---------------------------------------------------------------------------------------------
Less distribution from net investment income          .47   .49    .51      .54       .23
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.66   8.53   8.45    8.61      7.90
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        7.20%  7.03   4.23   16.45      (.44)
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                             1.86%  1.86   1.90    1.78      1.89
---------------------------------------------------------------------------------------------
Net investment income                                5.32%  5.86   5.96    6.43      6.75
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ----------------------------------
                                                                 CLASS I
                                                    ----------------------------------
                                                     YEAR ENDED OCTOBER
                                                            31,             JULY 3 TO
                                                    --------------------   OCTOBER 31,
                                                    1998    1997   1996       1995
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.53   8.45    8.61      8.52
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .56   .59      .60       .19
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .15   .08     (.15)      .12
--------------------------------------------------------------------------------------
Total from investment operations                      .71   .67      .45       .31
--------------------------------------------------------------------------------------
Less distribution from net investment income          .57   .59      .61       .22
--------------------------------------------------------------------------------------
Net asset value, end of period                      $8.67   8.53    8.45      8.61
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        8.62%  8.26    5.45      3.65
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                              .66%  .70      .72       .62
--------------------------------------------------------------------------------------
Net investment income                                6.52%  7.02    7.14      6.87
--------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                       1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)             $694,057    613,470   572,998   649,427   510,432
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   121%       164        74       182       163
----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY                    ROBERT C. PECK, JR.
Chairman and Trustee              President                         Vice President

DAVID W. BELIN                    PHILIP J. COLLORA                 KATHRYN L. QUIRK
Trustee                           Vice President and                Vice President
                                  Secretary
LEWIS A. BURNHAM                                                    LINDA J. WONDRACK
Trustee                           JOHN R. HEBBLE                    Vice President
                                  Treasurer
DONALD L. DUNAWAY                                                   MAUREEN E. KANE
Trustee                           ROBERT C. CESSINE                 Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   CAROLINE PEARSON
Trustee                           THOMAS W. LITTAUER                Assistant Secretary
                                  Vice President
DONALD R. JONES                                                     ELIZABETH C. WERTH
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
SHIRLEY D. PETERSON                                                 BRENDA LYONS
Trustee                                                             Assistant Treasurer

WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee



-----------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601

-----------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141

-----------------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105

-----------------------------------------------------------------------------------------
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606

-----------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Income Funds prospectus.

KICPF - 2(12/98) 1061670